Michele Drummey
Vice President, Corporate Counsel
Law Department–Prudential Retirement

The Prudential Insurance Company of America
280 Trumbull Street, 16th Floor
Hartford, CT 06103
Tel 860-534-4245, Fax 860-534-8885
Michele.Drummey@prudential.com

September 5, 2019
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

    Re:    PRIAC Variable Contract Account A
        (File No. 811-21988)

        Prudential Retirement Security Annuity VI
        (File No. 333-199286)
Dear Commissioners:
On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual fund within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the date indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record, if applicable. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the fund specified below:
1. Filer/Entity:        Vanguard Valley Forge Funds
Registration No.:        811-58431
CIK No.:        0000889519
Accession No.:        0001104659-19-047910
Date of Filing:        2019-08-29

Share Class:        Institutional

Vanguard Balanced Index Fund

If you have any questions regarding this filing, please contact me at (860) 534-4245.
Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Vice President and Corporate Counsel